Exhibit 99.1
Evolv Technology Completes Restatement of Previously Issued Financial Statements
and Reports Third Quarter, Fourth Quarter and Full Year 2024 Financial Results

— Company Regains Compliance with SEC Reporting and NASDAQ Listing Requirements —

— Company Achieves Positive Adjusted EBITDA1 in Q4'24 —

•Q4'24 Revenue of $29.1 million, up 41% year-over-year
•Q4'24 Ending ARR2 of $99.4 million, up 39% year-over-year
•Q4'24 Adjusted EBITDA of $0.4 million
•Q4'24 Ending RPO3 of $266.7 million

Waltham, Massachusetts – April 28, 2025 – Evolv Technologies Holdings, Inc (NASDAQ: EVLV), a leading security technology company pioneering AI-based solutions designed to help create safer experiences, today announced financial results for the quarter and year ended December 31, 2024 and the filing of its 2024 Annual Report on Form 10-K with the U.S. Securities and Exchange Commission ("SEC"). The Company concurrently filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and restated financial results for the periods from the second quarter of 2022 through the second quarter of 2024. The restatements correct inaccurate accounting for certain sales transactions that led to premature or incorrectly recognized revenue. The errors resulted in premature or incorrect recognition of approximately $3.1 million of revenue on a net basis from the second quarter of 2022 through the second quarter of 2024 (considering revenue prematurely recognized but offset by amounts appropriately recognized in subsequent periods).

“Completing this restatement—which brings the Company back into full compliance with SEC reporting and Nasdaq listing requirements—marks an important milestone in our ongoing work to rebuild stakeholder confidence,” said John Kedzierski, President and Chief Executive Officer of Evolv Technology, Inc. “Looking ahead, we are focused on prioritizing disciplined execution, transparent communication, and an unwavering commitment to best-in-class compliance. With both the restatement and the FTC resolution now firmly behind us and having achieved our long-standing profitability goals six months ahead of schedule, we believe we are well-positioned as we enter our next phase of growth. We are poised to lead the transformation of the security technology landscape—making the world a safer place where people can live, work, learn, and play.”

Results for the Third Quarter of 2024
Total revenue for the third quarter of 2024 was $27.4 million, an increase of 37% compared to $20.0 million (as restated) for the third quarter of 2023. Annual Recurring Revenue (“ARR”)2 was $93.7 million at the end of third quarter of 2024, an increase of 46% compared to $64.4 million (as restated) at the end of the third quarter of 2023. Net loss for the third quarter of 2024 was $(30.4) million, or $(0.19) per basic and diluted share, compared to net income of $5.0 million (as restated), or $0.03 (as restated) per basic and diluted share, in the third quarter of 2023. Adjusted earnings (loss)1 for the third quarter of 2024 was $(6.9) million, or $(0.04) per diluted share, compared to adjusted earnings (loss)1 of $(12.4) million (as restated), or $(0.08) per diluted share, for the third quarter of 2023. Adjusted EBITDA1 for the third quarter of 2024 was $(3.0) million compared to $(11.6) million (as restated) in the third quarter of 2023. As of September 30, 2024, the Company had cash, cash equivalents, marketable securities, and restricted cash of $56.3 million and no debt.

Total revenue for the nine months ended September 30, 2024 was $74.8 million, an increase of 27% compared to $59.0 million (as restated) for the nine months ended September 30, 2023. Net loss for the nine months ended September 30, 2024 was $(38.3) million, or $(0.25) per basic and diluted share, compared to $(90.9) million (as restated), or $(0.61) (as restated) per basic and diluted share, in the nine months ended September 30, 2023. Adjusted earnings (loss)1 for the nine months ended September 30, 2024 was $(30.8) million, or $(0.20) per diluted share, compared to adjusted earnings (loss)1 of $(44.2) million (as restated), or $(0.30) (as restated) per diluted share, for the nine months ended September 30, 2023. Adjusted EBITDA1 for the nine months ended September 30, 2024 was $(21.3) million compared to $(41.6) million (as restated) in the nine months ended September 30, 2023.
Results for the Fourth Quarter of 2024
Total revenue for the fourth quarter of 2024 was $29.1 million, an increase of 41% compared to $20.6 million (as restated) for the fourth quarter of 2023. Annual Recurring Revenue (“ARR”)2 was $99.4 million at the end of fourth quarter of 2024, an increase of 39% compared to $71.3 million (as restated) at the end of the fourth quarter of 2023. Net loss for the fourth quarter of 2024 was $(15.7) million, or $(0.10) per basic and diluted share, compared to net loss of $(17.2) million (as restated), or $(0.11) per basic and diluted share, in the fourth quarter of 2023. Adjusted earnings (loss)1 for the fourth quarter of 2024 was $(4.4) million, or $(0.03) per diluted share, compared to adjusted earnings (loss)1 of $(11.8) million (as restated), or $(0.08) (as restated) per diluted share, for the fourth quarter of 2023. Adjusted EBITDA1 for the fourth quarter of 2024 was $0.4 million compared to $(10.3) million (as restated) in the fourth quarter of 2023. As of December 31, 2024, the Company had cash, cash equivalents, marketable securities, and restricted cash of $51.9 million and no debt. Remaining Performance Obligation3 as of December 31, 2024 was $266.7 million. The Company had approximately 6,100 units deployed as of December 31, 2024, reflecting a one time adjustment to remove approximately (100) non-revenue generating units from the Company's deployed unit count related to Evolv Edge, the Company's first generation product offering.
Total revenue for the twelve months ended December 31, 2024 was $103.9 million, an increase of 31% compared to $79.6 million (as restated) for the twelve months ended December 31, 2023. Net loss for the twelve months ended December 31, 2024 was $(54.0) million, or $(0.34) per basic and diluted share, compared to $(108.0) million (as restated), or $(0.72) (as restated) per basic and diluted share, in the twelve months ended December 31, 2023. Adjusted earnings (loss)1 for the twelve months ended December 31, 2024 was $(35.3) million, or $(0.23) per diluted share, compared to adjusted earnings (loss)1 of $(56.0) million (as restated), or $(0.38) (as restated) per diluted share, for the twelve months ended December 31, 2023. Adjusted EBITDA1 for the twelve months ended December 31, 2024 was $(21.0) million compared to $(51.8) million (as restated) in the twelve months ended December 31, 2023.
The following table summarizes the breakdown of recurring and non-recurring revenue4 for each period presented:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	% Change	2024	2023	% Change
		(Restated)			(Restated)
Recurring revenue	$23,678	$17,074	39%	$87,419	$50,915	72%
Non-recurring revenue	5,422	3,506	55%	16,446	28,650	(43)%
Total revenue	$29,100	$20,580	41%	$103,865	$79,565	31%

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	% Change	2024	2023	% Change
		(Restated)			(Restated)
Recurring revenue	$23,764	$13,907	71%	$63,741	$33,841	88%
Non-recurring revenue	3,596	6,054	(41)%	11,024	25,144	(56)%
Total revenue	$27,360	$19,961	37%	$74,765	$58,985	27%

The following table summarizes operating cash flows for each period presented:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
		(Restated)		(Restated)
Net loss	$(15,720)	$(17,198)	$(54,017)	$(108,048)
Non-cash expense	6,870	7,461	22,504	59,199
Changes in operating assets and liabilities	12,054	6,594	660	39,048
Net cash used in operating activities	$3,204	$(3,143)	$(30,853)	$(9,801)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
		(Restated)		(Restated)
Net loss	$(30,443)	$5,046	$(38,297)	$(90,850)
Non-cash expense	26,306	(16,055)	15,634	51,738
Changes in operating assets and liabilities	7,812	13,106	(11,394)	32,454
Net cash used in operating activities	$3,675	$2,097	$(34,057)	$(6,658)
About Evolv Technology
Evolv Technologies Holdings, Inc (NASDAQ: EVLV) is designed to transform human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered screening and analytics. Its mission is to transform security to create a safer world to live, work, learn, and play. Evolv has digitally transformed the gateways in many places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than two billion people since 2019. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) 2024 New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category, as well as Sport Business Journal’s (SBJ) 2024 awards for “Best In Fan Experience Technology” and “Best In Sports Technology”. Evolv®, Evolv Express®, Evolv Insights®, Evolv Visual Gun Detection™, Evolv eXpedite™, and Evolv Eva™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit evolv.com.
1 Non-GAAP Financial Measures In this press release, the Company’s adjusted gross profit (loss), adjusted gross margin, adjusted operating expenses, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per diluted share are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted operating expenses is defined as operating expenses less stock-based compensation expense, loss on impairment of lease equipment, one-time employee separation costs, and one-time legal and regulatory costs, which management believes provides a more meaningful representation of on-going operating expense levels. One time legal and regulatory costs include one-time legal, accounting and professional fees related to the internal investigation, subsequent restatement, certain one-time regulatory, litigation and legal matters, as well as fees related to the resolution of the U.S. Federal Trade Commission investigation. Adjusted gross profit and adjusted gross margin exclude stock-based compensation expense, amortization of capitalized stock-based compensation, losses from impairment of intangible assets, one-time employee separation costs, and one-time inventory charges, which management believes provides a more meaningful representation of contribution margin. Adjusted operating loss is defined as operating loss, excluding stock-based compensation expense, amortization of capitalized stock-based compensation, losses from impairment of lease equipment and intangible assets, one-time employee separation costs, one-time inventory charges, and one-time legal and regulatory expenses, which management believes provides a more meaningful representation of operating results. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, stock-based compensation, interest expense (income), provision for income taxes, loss on extinguishment of debt, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, loss on impairment of lease equipment and intangible assets, one-time employee separation costs, one-time inventory charges, and one-time legal and regulatory expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, amortization of capitalized stock-based compensation, loss on extinguishment of debt, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, loss on impairment of lease equipment and intangible assets, one-time employee separation costs, one-time inventory charges, and one-time legal and regulatory expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance.

However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release. The Company is unable to provide a reconciliation of Adjusted Gross Margin to GAAP Gross Margin and Adjusted EBITDA to Net Income (Loss), each measure's most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact these GAAP financial measures are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation, changes in the fair value of derivative liabilities, changes in the fair value of contingent earn out liabilities, changes in the fair value of contingently issuable common stock liabilities and changes in fair value of public warrant liabilities. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.

2 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.
3 We define Remaining Performance Obligation, or RPO, as estimated revenues expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied as of the end of the quarter.
4 Recurring revenue includes the recurring portion of revenue associated with pure subscription contracts and hardware purchase subscription contracts. Non-recurring revenue includes revenue that is one-time in nature, such as product revenue, shipping revenue, and revenue from installation, training, and professional services.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release and related presentation materials other than statements of historical facts, including without limitation statements regarding our strategy, commitments, and future financial and operational results. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “forecast”, “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. The forward-looking statements in this press release and related presentation materials are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: relating to our history of losses and ability to reach profitability; our reliance on reseller partners to generate a growing portion of our revenue; expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s reliance on third party contract manufacturing and distribution, and a global supply chain; the Company recognizes a substantial portion of its revenue ratably over the term of its agreements, and, as a result, downturns or upturns in sales may not be immediately reflected in its operating results; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the failure of our products to detect threats could result in injury or loss of life, which could harm our brand, reputation, and results of operations; the loss of designation of our Evolv Express® system as a Qualified Anti-Terrorism Technology under the Homeland Security SAFETY Act; risks related to our business model, which is predicated, in part, on building a customer base that will generate a recurring stream of revenues through the sale of our subscription contracts; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights and use of “open source” software; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risks related to material weaknesses in our internal control over financial reporting and our remediation plans; risks related to increasing attention to and evolving expectations for, environmental, social, and governance initiatives; the impact of fluctuating general economic and market conditions and reductions in spending; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; and litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission ("SEC") on April 28, 2025, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. The forward-looking statements in this press release and related presentation materials are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should review this press release and the documents that we reference in this press release and related presentation materials with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release and related presentation materials, whether as a result of any new information, future events or otherwise.

Investor Relations:
Brian Norris
Senior Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
		(Restated)		(Restated)
Revenue:
Product revenue	$1,675	$1,848	$6,464	$22,768
Subscription revenue	17,263	12,468	65,046	36,201
Service revenue	6,564	4,856	23,467	15,606
License fee and other revenue	3,598	1,408	8,888	4,990
Total revenue	29,100	20,580	103,865	79,565
Cost of revenue:
Cost of product revenue	2,166	4,692	10,735	27,967
Cost of subscription revenue	8,604	4,984	27,846	14,760
Cost of service revenue	1,476	1,166	5,399	3,982
Cost of license fee and other revenue	113	177	597	949
Total cost of revenue	12,359	11,019	44,577	47,658
Gross profit	16,741	9,561	59,288	31,907
Operating expenses:
Research and development	5,390	6,303	23,446	24,473
Sales and marketing	13,455	14,344	61,291	54,986
General and administrative	16,759	11,128	56,634	42,182
Loss from impairment of property and equipment	15	—	224	322
Total operating expenses	35,619	31,775	141,595	121,963
Loss from operations	(18,878)	(22,214)	(82,307)	(90,056)
Other income (expense), net:
Interest expense	—	—	—	(654)
Interest income	548	1,630	2,942	6,227
Other expense, net	(50)	(17)	(83)	(84)
Loss on extinguishment of debt	—	—	—	(626)
Change in fair value of contingent earn-out liability	1,218	2,452	16,310	(14,901)
Change in fair value of contingently issuable common stock liability	311	422	2,529	(3,138)
Change in fair value of public warrant liability	1,131	580	6,592	(4,765)
Total other income (expense), net	3,158	5,067	28,290	(17,941)
Loss before income taxes	(15,720)	(17,147)	(54,017)	(107,997)
Provision for income taxes	—	(51)	$—	$(51)
Net loss	$(15,720)	$(17,198)	$(54,017)	$(108,048)
Net income (loss) attributable to common stockholders – basic and diluted	$(15,720)	$(17,198)	$(54,017)	$(108,048)

Weighted average common shares outstanding
Basic	158,997,410	151,087,430	156,573,886	149,168,105
Diluted	158,997,410	151,087,430	156,573,886	149,168,105
Net loss per share
Basic	$(0.10)	$(0.11)	$(0.34)	$(0.72)
Diluted	$(0.10)	$(0.11)	$(0.34)	$(0.72)

Weighted average common shares outstanding – basic and diluted	158,997,410	151,087,430	156,573,886	149,168,105
Net loss per share - basic and diluted	$(0.10)	$(0.11)	$(0.34)	$(0.72)

Net loss	$(15,720)	$(17,198)	$(54,017)	$(108,048)

Other comprehensive income (loss)
Cumulative translation adjustment	96	(44)	21	(43)
Total other comprehensive income (loss)	96	(44)	21	(43)
Total comprehensive loss	$(15,624)	$(17,242)	$(53,996)	$(108,091)

EVOLV TECHNOLOGY
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	December 31, 2024	December 31, 2023
		(Restated)
Assets
Current assets:
Cash and cash equivalents	$37,015	$67,162
Restricted cash	—	275
Marketable securities	14,927	51,289
Accounts receivable, net	28,392	21,547
Inventory	16,963	10,344
Current portion of contract assets	799	1,397
Current portion of commission asset	5,429	4,387
Prepaid expenses and other current assets	17,921	16,957
Total current assets	121,446	173,358
Contract assets, noncurrent	657	964
Commission asset, noncurrent	7,567	7,249
Property and equipment, net	123,661	113,161
Operating lease right-of-use assets	13,993	1,195
Other assets	735	1,202
Total assets	$268,059	$297,129

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,492	$17,400
Accrued expenses and other current liabilities	19,508	15,703
Current portion of deferred revenue	64,506	46,808
Current portion of operating lease liabilities	2,203	1,391
Total current liabilities	96,709	81,302
Deferred revenue, noncurrent	20,266	25,149
Operating lease liabilities, noncurrent	12,326	—
Contingent earn-out liability	12,809	29,119
Contingently issuable common stock liability	4,001	6,530
Public warrant liability	4,297	10,889
Total liabilities	150,408	152,989

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at December 31, 2024 and December 31, 2023; no shares issued and outstanding at December 31, 2024 and December 31, 2023	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at December 31, 2024 and December 31, 2023; 159,602,069 and 151,310,080 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	16	15
Additional paid-in capital	472,331	444,825
Accumulated other comprehensive loss	(32)	(53)
Accumulated deficit	(354,664)	(300,647)
Stockholders’ equity	117,651	144,140
Total liabilities and stockholders’ equity	$268,059	$297,129

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Twelve Months Ended December 31,
	2024	2023
		(Restated)
Cash flows from operating activities:
Net loss	$(54,017)	$(108,048)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	17,375	9,702
Write-off of inventory and change in inventory reserve	2,578	1,309
Loss from impairment of property and equipment	224	322
Loss from impairment of intangible asset	983	—
Stock-based compensation	24,756	24,129
Non-cash interest expense	—	22
Amortization (accretion) of premium (discount) on marketable securities, net of change in accrued interest	447	(575)
Non-cash lease expense	1,420	478
Change in allowance for expected credit losses	152	382
Loss on extinguishment of debt	—	626
Change in fair value of earn-out liability	(16,310)	14,901
Change in fair value of contingently issuable common stock	(2,529)	3,138
Change in fair value of public warrant liability	(6,592)	4,765
Changes in operating assets and liabilities
Accounts receivable	(6,997)	4,510
Inventory	(7,852)	960
Commission assets	(1,360)	(2,779)
Contract assets	905	1,383
Other assets	467	633
Prepaid expenses and other current assets	(964)	(2,426)
Accounts payable	192	(5,963)
Deferred revenue	12,815	39,488
Accrued expenses and other current liabilities	4,534	3,857
Operating lease liability	(1,080)	(615)
Net cash used in operating activities	(30,853)	(9,801)
Cash flows from investing activities:
Development of internal-use software	(6,125)	(3,535)
Purchases of property and equipment	(31,189)	(69,134)
Proceeds from sale of property and equipment	—	270
Purchases of marketable securities	(29,367)	(89,898)
Proceeds from maturities of marketable securities	65,282	39,184
Net cash provided by (used in) investing activities	(1,399)	(123,113)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,809	668
Proceeds from long-term debt	—	1,876
Repayment of principal on long-term debt	—	(31,876)
Payment of debt issuance costs and prepayment penalty	—	(332)
Net cash provided by (used in) financing activities	1,809	(29,664)
Effect of exchange rate changes on cash and cash equivalents	21	(43)
Net decrease in cash, cash equivalents and restricted cash	(30,422)	(162,621)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	67,437	230,058
Cash, cash equivalents and restricted cash at end of period	$37,015	$67,437

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
		(Restated)		(Restated)
Revenue:
Product revenue	$1,344	$3,456	$4,789	$20,920
Subscription revenue	17,909	9,858	47,783	23,733
Service revenue	6,085	4,345	16,903	10,750
License fee and other revenue	2,022	2,302	5,290	3,582
Total revenue	27,360	19,961	74,765	58,985
Cost of revenue:
Cost of product revenue	2,616	3,496	8,569	23,275
Cost of subscription revenue	7,348	4,157	19,242	9,776
Cost of service revenue	1,404	1,219	3,923	2,816
Cost of license fee and other revenue	183	198	484	772
Total cost of revenue	11,551	9,070	32,218	36,639
Gross profit	15,809	10,891	42,547	22,346
Operating expenses:
Research and development	5,810	6,386	18,056	18,170
Sales and marketing	14,966	14,408	47,836	40,642
General and administrative	13,976	11,261	39,875	31,054
Loss from impairment of property and equipment	209	28	209	322
Total operating expenses	34,961	32,083	105,976	90,188
Loss from operations	(19,152)	(21,192)	(63,429)	(67,842)
Other income (expense), net:
Interest expense	—	—	—	(654)
Interest income	628	1,791	2,394	4,597
Other income (expense), net	34	(64)	(33)	(67)
Loss on extinguishment of debt	—	—	—	(626)
Change in fair value of contingent earn-out liability	(8,321)	14,078	15,092	(17,353)
Change in fair value of contingently issuable common stock liability	(2,056)	2,277	2,218	(3,560)
Change in fair value of public warrant liability	(1,576)	8,156	5,461	(5,345)
Total other (expense) income, net	(11,291)	26,238	25,132	(23,008)
Net (loss) income	$(30,443)	$5,046	$(38,297)	$(90,850)
Net (loss) income attributable to common stockholders – basic and diluted	$(30,443)	$4,983	$(38,297)	$(90,850)

Weighted average common shares outstanding
Basic	157,709,229	150,206,893	155,760,149	148,521,299
Diluted	157,709,229	173,976,375	155,760,149	148,521,299
Net (loss) income per share
Basic	$(0.19)	$0.03	$(0.25)	$(0.61)
Diluted	$(0.19)	$0.03	$(0.25)	$(0.61)

Net (loss) income	$(30,443)	$5,046	$(38,297)	$(90,850)
Other comprehensive (loss) income
Cumulative translation adjustment	(86)	34	(75)	1
Total other comprehensive (loss) income	(86)	34	(75)	1
Total comprehensive (loss) income	$(30,529)	$5,080	$(38,372)	$(90,849)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	September 30, 2024	December 31, 2023
		(Restated)
Assets
Current assets:
Cash and cash equivalents	$46,033	$67,162
Restricted cash	275	275
Marketable securities	9,960	51,289
Accounts receivable, net	34,855	21,547
Inventory	16,276	10,344
Current portion of contract assets	696	1,397
Current portion of commission asset	5,256	4,387
Prepaid expenses and other current assets	21,050	16,957
Total current assets	134,401	173,358
Contract assets, noncurrent	672	964
Commission asset, noncurrent	7,385	7,249
Property and equipment, net	120,842	113,161
Operating lease right-of-use assets	14,297	1,195
Other assets	869	1,202
Total assets	$278,466	$297,129

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,619	$17,400
Accrued expenses and other current liabilities	17,016	15,703
Current portion of deferred revenue	61,649	46,808
Current portion of operating lease liabilities	2,191	1,391
Total current liabilities	89,475	81,302
Deferred revenue, noncurrent	23,867	25,149
Operating lease liabilities, noncurrent	12,372	—
Contingent earn-out liability	14,027	29,119
Contingently issuable common stock liability	4,312	6,530
Public warrant liability	5,428	10,889
Total liabilities	149,481	152,989

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at September 30, 2024 and December 31, 2023; no shares issued and outstanding at September 30, 2024 and December 31, 2023	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at September 30, 2024 and December 31, 2023; 158,288,746 and 151,310,080 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	16	15
Additional paid-in capital	468,041	444,825
Accumulated other comprehensive loss	(128)	(53)
Accumulated deficit	(338,944)	(300,647)
Stockholders’ equity	128,985	144,140
Total liabilities and stockholders’ equity	$278,466	$297,129

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
		(Restated)
Cash flows from operating activities:
Net loss	$(38,297)	$(90,850)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,933	6,570
Write-off of inventory and change in inventory reserve	3,151	278
Loss from impairment of property and equipment	209	322
Stock-based compensation	21,364	17,771
Non-cash interest expense	—	22
Amortization (accretion) of premium (discount) on marketable securities, net of change in accrued interest	261	(482)
Non-cash lease expense	1,116	136
Change in allowance for expected credit losses	371	237
Loss on extinguishment of debt	—	626
Change in fair value of earn-out liability	(15,092)	17,353
Change in fair value of contingently issuable common stock	(2,218)	3,560
Change in fair value of public warrant liability	(5,461)	5,345
Changes in operating assets and liabilities
Accounts receivable	(13,679)	(929)
Inventory	(8,327)	4,170
Commission assets	(1,005)	(2,102)
Contract assets	993	(85)
Other assets	333	352
Prepaid expenses and other current assets	(4,093)	(1,973)
Accounts payable	216	(6,396)
Deferred revenue	13,559	39,357
Accrued expenses and other current liabilities	1,655	278
Operating lease liability	(1,046)	(218)
Net cash used in operating activities	(34,057)	(6,658)
Cash flows from investing activities:
Development of internal-use software	(4,773)	(2,202)
Purchases of property and equipment	(24,443)	(51,646)
Proceeds from sale of property and equipment	—	60
Purchases of marketable securities	(14,567)	(58,652)
Proceeds from maturities of marketable securities	55,635	19,647
Net cash provided by (used in) investing activities	11,852	(92,793)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,151	616
Proceeds from long-term debt	—	1,876
Repayment of principal on long-term debt	—	(31,876)
Payment of debt issuance costs and prepayment penalty	—	(332)
Net cash provided by (used in) financing activities	1,151	(29,716)
Effect of exchange rate changes on cash and cash equivalents	(75)	1
Net decrease in cash, cash equivalents and restricted cash	(21,129)	(129,166)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	67,437	230,058
Cash, cash equivalents and restricted cash at end of period	$46,308	$100,892

EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
New customers	53	84	52	60
Annual recurring revenue	$79,192	$87,011	$93,676	$99,351
Recurring revenue	$18,961	$21,016	$23,764	$23,678
Total net units shipped*	375	447	468	458

*Net Units Shipped reflects total units shipped (excluding rental units, upgrade units, etc.) less units churned.

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Operating expenses, GAAP	$27,098	$31,007	$32,083	$31,775	$34,061	$36,954	$34,961	$35,619
Stock-based compensation	(4,888)	(6,518)	(5,922)	(6,218)	(6,292)	(7,254)	(7,263)	(3,159)
Loss on impairment of lease equipment	(137)	(157)	(28)	—	—	—	(209)	(15)
One-time employee separation costs	—	(282)	(61)	(262)	—	(826)	—	(2,059)
Other one-time legal and regulatory costs	(53)	(401)	(884)	(273)	(476)	(2,185)	(2,339)	(7,285)
Adjusted operating expenses	$22,020	$23,649	$25,188	$25,022	$27,293	$26,689	$25,150	$23,101

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT, GAAP GROSS MARGIN TO ADJUSTED GROSS MARGIN AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
		(Restated)		(Restated)
Revenue	$29,100	$20,580	$103,865	$79,565
Cost of revenue	12,359	11,019	44,577	47,658
Gross profit, GAAP	16,741	9,561	59,288	31,907
Stock-based compensation	233	140	788	583
Amortization of capitalized stock-based compensation	85	14	137	47
Loss from impairment of intangible asset	983	—	983	—
One-time employee separation costs	—	—	174	—
One-time inventory charges	123	1,925	2,729	1,925
Adjusted gross profit	$18,165	$11,640	$64,100	$34,462

Gross margin %	57.5%	46.5%	57.1%	40.1%
Adjusted gross margin %	62.4%	56.6%	61.7%	43.3%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
		(Restated)		(Restated)
Revenue	$27,360	$19,961	$74,765	$58,985
Cost of revenue	11,551	9,070	32,218	36,639
Gross profit, GAAP	15,809	10,891	42,547	22,346
Stock-based compensation	244	114	555	443
Amortization of capitalized stock-based compensation	23	12	52	33
One-time employee separation costs	—	—	174	—
One-time inventory charges	1,471	—	2,607	—
Adjusted gross profit	$17,547	$11,017	$45,935	$22,822

Gross margin %	57.8%	54.6%	56.9%	37.9%
Adjusted gross margin %	64.1%	55.2%	61.4%	38.7%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
		(Restated)		(Restated)
Operating loss, GAAP	$(18,878)	$(22,214)	$(82,307)	$(90,056)
Stock-based compensation	3,392	6,358	24,756	24,129
Amortization of capitalized stock-based compensation	85	14	137	47
Loss on impairment of lease equipment	15	—	224	322
Loss from impairment of intangible asset	983	—	983	—
One-time employee separation costs	2,060	262	3,060	605
One-time inventory charges	123	1,925	2,729	1,925
Other one-time legal and regulatory costs	7,284	273	12,285	1,611
Adjusted operating loss	$(4,936)	$(13,382)	$(38,133)	$(61,417)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
		(Restated)		(Restated)
Operating loss, GAAP	$(19,152)	$(21,192)	$(63,429)	$(67,842)
Stock-based compensation	7,507	6,036	21,364	17,771
Amortization of capitalized stock-based compensation	23	12	52	33
Loss on impairment of lease equipment	209	28	209	322
One-time employee separation costs	—	61	1,000	343
One-time inventory charges	1,471	—	2,607	—
Other one-time legal and regulatory costs	2,339	884	5,000	1,338
Adjusted operating loss	$(7,603)	$(14,171)	$(33,197)	$(48,035)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
		(Restated)		(Restated)
Net loss	$(15,720)	$(17,198)	$(54,017)	$(108,048)
Depreciation & amortization	5,442	3,132	17,375	9,702
Stock-based compensation	3,392	6,358	24,756	24,129
Interest expense (income)	(548)	(1,630)	(2,942)	(5,573)
Provision for income taxes	—	51	—	51
Loss on extinguishment of debt	—	—	—	626
Change in fair value of contingent earn-out liability	(1,218)	(2,452)	(16,310)	14,901
Change in fair value of contingently issuable common stock liability	(311)	(422)	(2,529)	3,138
Change in fair value of public warrant liability	(1,131)	(580)	(6,592)	4,765
Loss on impairment of lease equipment	15	—	224	322
Loss from impairment of intangible asset	983	—	983	—
One-time employee separation costs	2,060	262	3,060	605
One-time inventory charges	123	1,925	2,729	1,925
Other one-time legal and regulatory costs	7,284	273	12,285	1,611
Adjusted EBITDA	$371	$(10,281)	$(20,978)	$(51,846)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
		(Restated)		(Restated)
Net (loss) income	$(30,443)	$5,046	$(38,297)	$(90,850)
Depreciation & amortization	4,575	2,620	11,933	6,570
Stock-based compensation	7,507	6,036	21,364	17,771
Interest expense (income)	(628)	(1,791)	(2,394)	(3,943)
Loss on extinguishment of debt	—	—	—	626
Change in fair value of contingent earn-out liability	8,321	(14,078)	(15,092)	17,353
Change in fair value of contingently issuable common stock liability	2,056	(2,277)	(2,218)	3,560
Change in fair value of public warrant liability	1,576	(8,156)	(5,461)	5,345
Loss on impairment of lease equipment	209	28	209	322
One-time employee separation costs	—	61	1,000	343
One-time inventory charges	1,471	—	2,607	—
Other one-time legal and regulatory costs	2,339	884	5,000	1,338
Adjusted EBITDA	$(3,017)	$(11,627)	$(21,349)	$(41,565)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
		(Restated)		(Restated)
Net loss	$(15,720)	$(17,198)	$(54,017)	$(108,048)
Stock-based compensation	3,392	6,358	24,756	24,129
Amortization of capitalized stock-based compensation	85	14	137	47
Loss on extinguishment of debt	—	—	—	626
Change in fair value of contingent earn-out liability	(1,218)	(2,452)	(16,310)	14,901
Change in fair value of contingently issuable common stock liability	(311)	(422)	(2,529)	3,138
Change in fair value of public warrant liability	(1,131)	(580)	(6,592)	4,765
Loss on impairment of lease equipment	15	—	224	322
Loss from impairment of intangible asset	983	—	983	—
One-time employee separation costs	2,060	262	3,060	605
One-time inventory charges	123	1,925	2,729	1,925
Other one-time legal and regulatory costs	7,284	273	12,285	1,611
Adjusted loss	$(4,438)	$(11,820)	$(35,274)	$(55,979)

Weighted average common shares outstanding – diluted	158,997,410	151,087,430	156,573,886	149,168,105

Adjusted loss per share – diluted	$(0.03)	$(0.08)	$(0.23)	$(0.38)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
		(Restated)		(Restated)
Net (loss) income	$(30,443)	$5,046	$(38,297)	$(90,850)
Stock-based compensation	7,507	6,036	21,364	17,771
Amortization of capitalized stock-based compensation	23	12	52	33
Loss on extinguishment of debt	—	—	—	626
Change in fair value of contingent earn-out liability	8,321	(14,078)	(15,092)	17,353
Change in fair value of contingently issuable common stock liability	2,056	(2,277)	(2,218)	3,560
Change in fair value of public warrant liability	1,576	(8,156)	(5,461)	5,345
Loss on impairment of lease equipment	209	28	209	322
One-time employee separation costs	—	61	1,000	343
One-time inventory charges	1,471	—	2,607	—
Other one-time legal and regulatory costs	2,339	884	5,000	1,338
Adjusted loss	$(6,941)	$(12,444)	$(30,836)	$(44,159)

Weighted average common shares outstanding – diluted	157,709,229	150,206,893	155,760,149	148,521,299

Adjusted loss per share – diluted	$(0.04)	$(0.08)	$(0.20)	$(0.30)
*In the consolidated statements of operations, one-time inventory reserves were recorded in cost of product revenue and one-time legal and regulatory costs were recorded in general and administrative expense. Stock-based compensation, amortization of capitalized stock-based compensation, and one-time employee termination costs were recorded as follows. Prior period amounts are being shown for comparative purposes:

	Three Months Ended,
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Stock-based compensation:
Cost of product revenue	$16	$12	$—	$6	$—	$5	$4	$8
Cost of subscription revenue	52	82	74	82	91	110	169	154
Cost of service revenue	47	61	38	47	44	51	63	61
Cost of license fee and other revenue	31	28	2	5	3	7	8	10
Research and development	843	1,232	1,148	1,079	902	1,222	1,243	1,153
Sales and marketing	1,980	2,536	2,293	2,572	2,959	2,724	2,516	2,747
General and administrative	2,065	2,750	2,481	2,567	2,431	3,308	3,504	(741)
Total stock-based compensation	$5,034	$6,701	$6,036	$6,358	$6,430	$7,427	$7,507	$3,392

Amortization of capitalized stock-based compensation:
Cost of subscription revenue	5	5	6	8	8	8	13	47
Cost of service revenue	5	6	6	6	6	7	10	38
Total amortization of capitalized stock-based compensation	$10	$11	$12	$14	$14	$15	$23	$85

One-time employee separation costs:
Cost of service revenue	$—	$—	$—	$—	$—	$174	$—	$—
Sales and marketing	—	282	61	262	—	794	—	63
General and administrative	—	—	—	—	—	32	—	1,997
Total other one-time expenses	$—	$282	$61	$262	$—	$1,000	$—	$2,060